EXHIBIT 99.1

NEWS RELEASE – For Immediate Distribution

Body and Mind Announces Expansion and Changes to Management Team

Vancouver, BC, Canada (August 22, 2019) - Body and Mind Inc. (CSE: BAMM; OTCQB: BMMJ) (the “Company” or “BaM”), a multi-state operator in Nevada, California, Ohio and Arkansas, is pleased to provide the following update to management changes to enhance continued growth.

The Company is pleased to announce management changes that will enhance our ability to better manage our growth platforms. The Company is proud of its’ reputation as a good steward-of-capital and believes the new management structure will allow BaM to efficiently advance numerous opportunities to grow the Company.

The Company has decided to split the roles of the Chief Executive Officer (“CEO”) into two full time roles, a full-time US-based CEO and a President. The newly created role of President will carry out the responsibilities of capital markets functions, investor relations, marketing and public relations from the head office in Canada. “I’d like to congratulate Mike Mills on his promotion to the new role of President. I am confident Mike will be as successful in this role as he was in his prior role with us as Vice President, Communications,” quoted Leonard Clough, Director.

In addition, the Board of Directors has unanimously agreed that the new CEO role will be relocated to the US to better address the growing management requirements that span over four states. As a result, Leonard Clough has stepped down as CEO and will continue to act in an advisory capacity to the Body and Mind management team, while Mike Mills has been appointed as Interim CEO until the Board of Directors has selected and appointed the new CEO. “I’m extremely proud of what we have accomplished to date, but it wasn’t without the assistance of the most dedicated team who put their own personal interests behind those of the Company and shareholders at all times. We will also ensure that any incoming CEO fully subscribes to the BaM ethos of paying attention to the smallest of details. This in my opinion has been the reason for our success. I look forward to continuing to advise the Company with a focus on building shareholder value through acquisitions and accretive business opportunities. I also look forward to remaining on the Board of Directors and working with my fellow directors,” stated Leonard Clough, Director.

To address the increasing US financial reporting requirements of a high growth Company, BaM is pleased to announce that Dong Shim has been appointed as the new Chief Financial Officer and Darren Tindale has stepped down as CFO and has been appointed as the Corporate Secretary. “Mr. Shim is a highly experienced business leader with US CPA experience and accreditation. Mr. Shim brings a wealth of experience in the capital markets and a long history with the Company that includes being a current director of Body and Mind. The numerous projects underway will require additional accounting and reporting as we add attributable revenue over the next quarters,” stated Robert Hasman, board member of Body and Mind. “We would like to sincerely thank Darren Tindale for his tireless work as CFO and we are pleased that Mr. Tindale will continue to be part of the Body and Mind management team in his new appointment as Corporate Secretary.”

“On behalf of the directors, officers and shareholders of Body and Mind, I would like to extend our appreciation to Mr. Clough for his contributions to the Company. He has been a great leader with a tireless work ethic and a total commitment to simply ‘getting it done’. I look forward to his continued involvement as a consultant and/or advisor,” stated Robert Hasman, board member of BaM. “We have initiated a search for a US based CEO who can elevate the Body and Mind management team and support ongoing expansion initiatives and strategy.”

About Body and Mind Inc.

BaM is a well capitalized publicly traded company investing in high quality medical and recreational cannabis cultivation, production and retail. Body and Mind has a strategic investment by Australis Capital Inc. Our wholly owned Nevada subsidiary was awarded one of the first medical marijuana cultivation licences and holds cultivation and production licenses. BaM products include dried flower, edibles, topicals, extracts as well as GPEN Gio cartridges and Lucid Mood offerings. BaM cannabis strains have won numerous awards including the 2019 Las Vegas Weekly Bud Bracket, Las Vegas Hempfest Cup 2016, High Times Top Ten, the NorCal Secret Cup and the Emerald Cup.

BaM continues to expand operations in Nevada, California, Arkansas and Ohio and is dedicated to increasing shareholder value by focusing time and resources on improving operational efficiencies, facility expansions, state licensing opportunities as well as mergers and acquisitions.

Please visit www.bamcannabis.com for more information.

For further information, please contact:

Company Contact:

Michael Mills

President

Tel: 800-361-6312

mmills@bamcannabis.com

Investor Contact:

KCSA Strategic Communications

Valter Pinto, Managing Director

Tel: 212-896-1254

valter@kcsa.com

Media Contact:

KCSA Strategic Communications

Annie Graf, Account Director

Tel: 786-390-2644

agraf@kcsa.com

Neither the Canadian Securities Exchange nor its Market Regulator (as that term is defined in the policies of the Canadian Securities Exchange) accepts responsibility for the adequacy or accuracy of this release.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of activities, variations in the underlying assumptions associated with the estimation of activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.